UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 20, 2014, American Realty Capital Properties, Inc. (the “Company”) issued a stockholder memorandum containing messages from the Company’s President, David S. Kay, and the Company’s Chairman and Chief Executive Officer, Nicholas S. Schorsch.

A copy of the stockholder memorandum is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such stockholder memorandum shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when certain transactions will be consummated, the Company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: market volatility; unexpected costs or unexpected liabilities that may arise from the recently closed Cole acquisition; the Company’s inability to integrate recently acquired businesses and realize the benefits thereof; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not the Company’s common stock will be included in certain REIT and public exchange indices; the inability to realize the benefits and savings of self-management; uncertainty regarding the level of demand for the Company’s common stock that inclusion in such indices would generate; unexpected liabilities incurred in connection with recently closed acquisitions, including that of Cole; the inability to consummate the announced disposition of our multi-tenant portfolio and the announced acquisition of the Red Lobster portfolio and the inability to consummate such transactions at the same time as to realize the benefits thereof; the business plans of the tenants of the Company; and the inability to meet the Company’s expected capital raise and acquisition targets at Cole Capital. Additional factors that may affect future results are contained in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Stockholder Memorandum dated June 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

June 20, 2014	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Executive Chairman of the Board of Directors